UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 17, 2013

ENERTOPIA CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51866	20-1970188
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

#950 – 1130 West Pender Street, Vancouver, British Columbia, Canada V6E 4A4
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (604) 602-1675

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 3.02 Unregistered Sales of Equity Securities

The Company has entered into an AMI Participation Agreement on September 17, 2013 with Downhole Energy LLC (the “Vendor”) to participate in an undivided 100% gross Interest and 75% net revenue interest in right, title in the drilling, completion and production of up to 100 oil wells on certain oil and gas leases covering 2,924 in the historic field located in the Forest and Venango counties, Pennsylvania.

The Vendor has supplied the AFE (Authority For Expenditures as set out in Schedule B (the “AFE”) For further clarification if the Company drills wells on the Milford lease the AFE is $130,000 per well.The AMI Participation Agreement schedule consists of the following:

  Issuing to the Vendor 100,000 common shares in the capital stock of the Company as soon as practicable following the execution of this Agreement,

  Drilling up to10 wells in year one and issuing 10,000 common shares per producing well after 60 days of commercial production on or before the first anniversary of this Agreement,

  Drilling up to 20 wells in year two and issuing 10,000 common shares per producing well after 60 days of commercial production on or before the second anniversary of this Agreement,

  Drilling up to 30 wells in year three and issuing 10,000 common shares per producing well after 60 days of commercial production on or before the third anniversary of this Agreement, and

  Drilling up to 40 wells in year four and issuing 10,000 common shares per producing well after 60 days of commercial production on or before the fourth anniversary of this Agreement.

Upon execution of the AMI Participation Agreement, the Company issued 100,000 common stock of the Company to Downhole Energy LLC at a deemed price of $0.04. The Company issued the units to one (1) US persons pursuant to the exemption from registration provided for under Rule 506 of Regulation D, promulgated under the United States Securities Act 1933, as amended. Each of the subscribers represented that they were an “accredited investor” as such term is defined in Regulation D.

Item 7.01 Regulation FD Disclosure.

A copy of the news release announcing the AMI Participation Agreement is filed as exhibit 99.1 to this current report and is hereby incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1	AMI Participation Agreement dated September 17, 2013
99.1	Press Release dated September 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2013

Enertopia Corp.

By: ____”Robert McAllister”______
Robert G. McAllister
President and Director